As filed with the Securities and Exchange Commission on August 23, 2004

===============================================================================
                                                  1933 Act File No. 333-112202
                                                   1940 Act File No. 811-21496


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


                  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/
                        UTILITIES DIVIDEND & INCOME FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                    FIRST TRUST VALUE LINE(R) DIVIDEND FUND
            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
                  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/
                        UTILITIES DIVIDEND & INCOME FUND
           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

                              1001 Warrenville Road
                                    Suite 300
                              Lisle, Illinois 60532

                                 August 13, 2004

Dear Shareholder:

        The accompanying materials relate to the Joint Annual Meetings of Shareholders (each a "Meeting" and collectively, the "Meetings") of First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, and First Trust/Four Corners Senior Floating Rate Income Fund II (each a "Fund" and collectively, the "Funds"). The Meetings will be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 on September 13, 2004 at 10:00 a.m. Central time.

        At the Meetings, you will be asked to vote on a proposal to elect Trustees of each Fund and to transact such other business as may properly come before the Meeting and any adjournments thereof. The proposal is described in the accompanying Notice of Joint Annual Meeting of Shareholders and Joint Proxy Statement.

        Your participation at the Meeting is very important. If you cannot attend the Meeting, you may participate by proxy. As a shareholder, you cast one vote for each share that you own and a proportionate fractional vote for any fraction of a share that you own. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card.

        Voting takes only a few minutes. Each shareholder's vote is important. Your prompt response will be much appreciated.

        After you have voted on the proposal, please be sure to sign your proxy card and return it in the enclosed postage-paid envelope.

        We appreciate your participation in this important Meeting. Thank you.


                                               Sincerely,


                                               James A. Bowen
                                               Chairman of the Board

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

       The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

               1. Individual Accounts: Sign your name exactly as it appears in the registration on-the-proxy card.

               2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

               3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:


         REGISTRATION                               VALID SIGNATURE

         CORPORATE ACCOUNTS

         (1)    ABC Corp.                           ABC Corp.
         (2)    ABC Corp.                           John Doe, Treasurer
         (3)    ABC Corp.
                  c/o John Doe, Treasurer           John Doe
         (4)    ABC Corp. Profit Sharing Plan       John Doe, Trustee

         TRUST ACCOUNTS

         (1)    ABC Trust                           Jane B. Doe, Trustee
         (2)    Jane B. Doe, Trustee
                  u/t/d 12/28/78                    Jane B. Doe

         CUSTODIAL OR ESTATE ACCOUNTS

         (1)      John B. Smith, Cust.
                    f/b/o John B. Smith, Jr. UGMA   John B. Smith
         (2)      John B. Smith                     John B. Smith, Jr., Executor

                     FIRST TRUST VALUE LINE(R) DIVIDEND FUND
            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
                  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/
                        UTILITIES DIVIDEND & INCOME FUND
           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

                              1001 Warrenville Road
                                    Suite 300
                              Lisle, Illinois 60532


                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                        To be held on September 13, 2004


August 13, 2004

To the Shareholders of the above Funds:

        Notice is hereby given that the Joint Annual Meetings of Shareholders (each a "Meeting" and collectively the "Meetings") of First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, and First Trust/Four Corners Senior Floating Rate Income Fund II (each a "Fund" and collectively, the "Funds"), each a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 on September 13, 2004, at 10:00 a.m. Central time, for the following purposes:

        1.     To elect five Trustees of each Fund as outlined below:

               a. For First Trust Value Line(R) Dividend Fund, Macquarie/ First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, and First Trust/Four Corners Senior Floating Rate Income Fund II:

                      i. Five (5) Trustees are to be elected by holders of Common Shares of each Fund, voting together as a single class. Trustees Bowen, Erickson, Nielson, Kadlec and Oster are nominees for election by all shareholders of each Fund.

               b.     For First Trust/Four Corners Senior Floating Rate Income
                      Fund:

                      i. Three (3) Trustees are to be elected by holders of Common and Preferred Shares, voting together as a single class. Trustees Bowen, Erickson, and Nielson are nominees for election by holders of Common and Preferred Shares; and

                     ii. Two (2) Trustees are to be elected by holders of Preferred Shares, voting together as a single class. Trustees Kadlec and Oster are nominees for election by holders of Preferred Shares.

        2. To transact such other business as may properly come before the Meetings or any adjournment thereof.

        The Board of Trustees has fixed the close of business on July 12, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Meetings.

                                             By order of the Board of Trustees,


                                             W. Scott Jardine
                                             Secretary




--------------------------------------------------------------------------------
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                     FIRST TRUST VALUE LINE(R) DIVIDEND FUND
            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/ UTILITIES DIVIDEND & INCOME FUND
           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND
          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

                              1001 Warrenville Road
                                    Suite 300
                              Lisle, Illinois 60532

                      JOINT ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 13, 2004


                              JOINT PROXY STATEMENT
                                 AUGUST 13, 2004


        This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, and First Trust/Four Corners Senior Floating Rate Income Fund II (each a "Fund" and collectively, the "Funds"), each a Massachusetts business trust, for use at the Annual Meetings of Shareholders of the Funds to be held on September 13, 2004, at 10:00 a.m. Central time, at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, and at any adjournments thereof (each a "Meeting" and collectively, the "Meetings"). A Notice of the Annual Meetings of Shareholders and a proxy card accompany this Joint Proxy Statement. The Board of Trustees of the Funds has determined that the use of this Joint Proxy Statement is in the best interests of each Fund and its shareholders in light of the same matters being considered and voted on by shareholders.

        Proxy solicitations will be made, beginning on or about August 13, 2004, primarily by mail, but such solicitations may also be made by telephone or personal interviews conducted by officers or employees of each Fund; First Trust Advisors L.P. ("First Trust Advisors" or the "Adviser"), the investment adviser of the Funds; and PFPC Inc. ("PFPC"), the administrator, accounting agent and transfer agent of the Funds and a subsidiary of The PNC Financial Services Group Inc., or any of their affiliates. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be paid by the Funds. The Funds will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares.

        The Funds' most recent annual and semi-annual reports are available upon request, without charge, by writing to the Adviser at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 or by calling 1-800-988-5891. This Joint Proxy Statement and the enclosed proxy card will first be mailed to shareholders on or about August 13, 2004.

        If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. If no instructions are marked on the enclosed proxy card, shares represented thereby will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees as Trustees, and FOR any other matters deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

        Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding shares of the Fund. In the absence of a quorum, any lesser number of outstanding shares entitled to vote present in person or by proxy may adjourn the meeting from time to time until a quorum shall be present. For the purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), shall be counted.

        The close of business on July 12, 2004 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

        Each Fund, except First Trust/Four Corners Senior Floating Rate Income Fund, has one class of shares of beneficial interest, par value $0.01 per share, known as Common Shares. First Trust/Four Corners Senior Floating Rate Income Fund has two classes of shares of beneficial interest, par value $0.01 per share, Common Shares and par value $0.01 per share, Money Market Cumulative Preferred (MMP(R)) Shares (the "Preferred Shares"). On the Record Date, each Fund had the following number of shares (the "Shares") outstanding:

                                                                             COMMON        PREFERRED
                                                                             SHARES         SHARES
FUND                                                                       OUTSTANDING    OUTSTANDING
-----------------------------------------------------------------------------------------------------
First Trust Value Line(R)Dividend Fund                                       32,400,000        N/A
First Trust/Four Corners Senior Floating Rate Income Fund                     4,916,013      2,280
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund  8,980,236        N/A
First Trust/Value Line(R)& Ibbotson Equity Allocation Fund                    6,505,236        N/A
First Trust/Four Corners Senior Floating Rate Income Fund II                 24,005,236        N/A


        Common Shares of First Trust Value Line(R) Dividend Fund, First Trust/ Four Corners Senior Floating Rate Income Fund, and First Trust/Value Line(R) & Ibbotson Equity Allocation Fund are listed on the American Stock Exchange under the ticker symbols FVD, FCM and FVI, respectively. Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II are listed on the New York Stock Exchange under the ticker symbols MFD and FCT, respectively. The

Preferred Shares of First Trust/Four Corners Senior Floating Rate Income Fund are not listed on a national stock exchange.

        Shareholders of record on the Record Date are entitled to one vote for each share the shareholder owns and a proportionate fractional vote for any fraction of a share the shareholder owns. To the knowledge of the Board of Trustees, as of August 4, 2004, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) beneficially owned more than 5% of each Fund's outstanding Shares. Information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission ("SEC") by such holders.

       In order that your Shares may be represented at the Meeting, you are requested to:

o       indicate your instructions on the proxy card;
o       date and sign the proxy card;
o mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and
o allow sufficient time for the proxy to be received (by 5:00 p.m., on September 10, 2004).

                        PROPOSAL 1: ELECTION OF TRUSTEES

        Proposal 1 relates to the election of Trustees of each Fund. Management proposes the election of five Trustees: James A. Bowen, Richard E. Erickson, Niel B. Nielson, Thomas R. Kadlec and David M. Oster. Each Trustee has indicated his willingness to continue to serve if elected. If elected, each nominee will hold office until the next annual meetings of shareholders or until his successor is elected and qualified, or until he resigns, retires, or is otherwise removed. Each of the nominees was elected to each Fund's Board by the Fund's initial shareholder on the Fund's respective organizational date.

        a. For First Trust Value Line(R) Dividend Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, and First Trust/Four Corners Senior Floating Rate Income Fund II:

               i. Five (5) Trustees are to be elected by holders of Common Shares of each Fund, voting together as a single class. Trustees Bowen, Erickson, Nielson, Kadlec and Oster are nominees for election by all shareholders of each Fund.

        b.     For First Trust/Four Corners Senior Floating Rate Income Fund:

               i.      Three (3) Trustees are to be elected by holders of Common
                      and Preferred Shares, voting together as a single class. Trustees Bowen, Erickson, and Nielson are nominees for election by holders of Common and Preferred Shares; and

               ii. Two (2) Trustees are to be elected by holders of Preferred Shares, voting together as a single class. Trustees Kadlec and Oster are nominees for election by holders of Preferred Shares.

        The Trustees, including those who are not "interested persons" of the Fund ("Independent Trustees") as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), shall be elected by the affirmative vote of the holders of a plurality of the shares of each Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present. Abstentions and broker "non-votes" will have no effect on the approval of the proposal. Proxies cannot be voted for a greater number of persons than the number of nominees named.

        Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of the nominees listed if your proxy card has been properly executed and timely received by the Fund. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

        The Board of Trustees Unanimously Recommends that Shareholders Vote FOR Proposal 1.

                             ADDITIONAL INFORMATION

MANAGEMENT OF THE FUNDS

        The management of each Fund, including general supervision of the duties performed for each Fund under the investment management agreement between each Fund and the Adviser, is the responsibility of the Board of Trustees. There are five Trustees of each Fund, one of whom is an "interested person" (as the term "interested person" is defined in the 1940 Act) and four of whom are Independent Trustees. No Independent Trustee has ever been a trustee, director or employee of, or consultant to the Adviser, any sub-adviser described below under "INVESTMENT ADVISER AND ADMINISTRATOR," or any of their affiliates. The Trustees of the Funds set broad policies for each Fund, choose each Fund's officers, and hire each Fund's investment adviser and, if applicable, sub-adviser. The officers of the Funds manage the day-to-day operations and are responsible to the Funds' Board of Trustees. The following is a list of Trustees and officers of the Funds and a statement of their present positions, principal occupations during the past five years, the number of portfolios each oversees and the other directorships they hold, if applicable.

                                  Board Nominees
                                  --------------

                               Interested Trustees
                               -------------------


                                                                                           NUMBER OF
                                                 TERM OF                                   PORTFOLIOS
                                                 OFFICE(2)      PRINCIPAL                  IN FUND
                                  POSITION(S)    AND LENGTH     OCCUPATION(S)              COMPLEX       OTHER
NAME, ADDRESS, AND                HELD WITH      OF TIME        DURING PAST FIVE           OVERSEEN      DIRECTORSHIPS
DATE OF BIRTH                     THE FUNDS      SERVED(3)      YEARS                      BY TRUSTEE    HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
 James A. Bowen(1)               President,      1 Year         President, First Trust     19            NONE
 1001 Warrenville Road           Chairman of                    Portfolios, L.P. and
 Suite 300                       the Board,                     First Trust Advisors;
 Lisle, IL 60532                 Chief           Since 2003     Chairman of the
 DOB: 9/55                       Executive                      Board of Directors,
                                 Officer and                    Bond Wave, LLC
                                 Trustee

------------------------------------------------------------------------------------------------------------------------

                               Interested Trustees
                               -------------------

 Richard E. Erickson             Trustee         1 Year         Physician,                 19            NONE
 c/o First Trust Advisors L.P.                                  Sportsmed/Wheaton
 1001 Warrenville Road                                          Orthopedics
 Suite 300                                       Since 2003
 Lisle, IL 60532
 DOB: 4/51


 Niel B. Nielson                 Trustee
 c/o First Trust Advisors L.P.                   1 Year         President (2002 to         19            Director of Good
 1001 Warrenville Road                                          Present), Covenant                       News Publishers-
 Suite 300                                                      College; Pastor (1997                    Crossway Books;
 Lisle, IL 60532                                 Since 2003     to 2002), College                        Covenant
 DOB: 3/54                                                      Church in Wheaton                        Transport Inc.
------------------------------------------------------------------------------------------------------------------------

                                                                                           NUMBER OF
                                                 TERM OF                                   PORTFOLIOS
                                                 OFFICE(2)      PRINCIPAL                  IN FUND
                                 POSITION(S)     AND LENGTH     OCCUPATION(S)              COMPLEX       OTHER
NAME, ADDRESS, AND               HELD WITH       OF TIME        DURING PAST FIVE           OVERSEEN      DIRECTORSHIPS
DATE OF BIRTH                    THE FUNDS       SERVED(3)      YEARS                      BY TRUSTEE    HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
 Thomas R. Kadlec                Trustee        1 Year          Vice-President, Chief      19            NONE
 c/o First Trust Advisors L.P.                                  Financial Officer
 1001 Warrenville Road                                          (1990 to Present), ADM
 Suite 300                                      Since 2003      Investor Services, Inc.
 Lisle, IL 60532                                                (Futures Commission
 DOB: 11/57                                                     Merchant); Registered
                                                                Representative (2000 to
                                                                Present), Segerdahl &
                                                                Company, Inc., an NASD
                                                                member (Broker-Dealer)

 David M. Oster                  Trustee        1 Year          Trader (Self-  .           8             NONE
 c/o First Trust Advisors L.P.                                  Employed) (1987 to
 1001 Warrenville Road                                          Present) (Options
 Suite 300                                      Since 2003      Trading and Market
 Lisle, IL 60532                                                Making)
 DOB: 3/64

 -----------------------------------------------------------------------------------------------------------------------
                                       Officers
                                       --------

                                               TERM OF OFFICE(2)                                    NUMBER OF PORTFOLIOS
NAME, ADDRESS, AND        POSITION(S) HELD     AND LENGTH OF      PRINCIPAL OCCUPATION(S)           IN FUND COMPLEX
DATE OF BIRTH             WITH THE FUNDS       TIME SERVED(3)     DURING PAST FIVE YEARS            SERVED BY OFFICER
------------------------------------------------------------------------------------------------------------------------
 Mark R. Bradley          Treasurer,           Indefinite         Chief Financial                   19
 1001 Warrenville Road    Controller, Chief                       Officer, Managing
 Suite 300                Financial Officer                       Director, First Trust
 Lisle, IL 60532          and Chief            Since 2003         Portfolios, L.P. and
 DOB: 11/57               Accounting Officer                      First Trust Advisors;
                                                                  Chief Financial Officer,
                                                                  Bond Wave, LLC
--------------------------------------------------------------------------------------------------------------
 Susan M. Brix            Assistant Vice       Indefinite         Representative, First             19
 1001 Warrenville Road    President                               Trust Portfolios, L.P.;
 Suite 300                                                        Assistant Portfolio
 Lisle, IL 60532                               Since 2003         Manager, First Trust
 DOB: 1/60                                                        Advisors
--------------------------------------------------------------------------------------------------------------
 Robert F. Carey          Vice President       Indefinite         Senior Vice President,            19
 1001 Warrenville Road                                            First Trust Portfolios,
 Suite 300                                                        L.P. and First Trust
 Lisle, IL 60532                               Since 2003         Advisors
 DOB: 7/63
--------------------------------------------------------------------------------------------------------------
 W. Scott Jardine         Secretary and        Indefinite         General Counsel,                  19
 1001 Warrenville Road    Chief Compliance                        First Trust Portfolios,
 Suite 300                Officer                                 L.P. and First Trust
 Lisle, IL 60532                               Since 2003         Advisors; Secretary, Bond
 DOB: 5/60                                                        Wave, LLC
--------------------------------------------------------------------------------------------------------------
 Kristi A. Maher
 1001 Warrenville Road    Assistant Secretary  Indefinite         Assistant General Counsel         19
 Suite 300                                                        (March 2004 to Present),
 Lisle, IL 60532                                                  First Trust Portfolios,
 DOB: 12/66                                    Since 2004         L.P.; Associate (1995 to
                                                                  March  2004), Chapman and
                                                                  Cutler LLP
--------------------------------------------------------------------------------------------------------------

                                               TERM OF OFFICE(2)                                    NUMBER OF PORTFOLIOS
NAME, ADDRESS, AND        POSITION(S) HELD     AND LENGTH OF      PRINCIPAL OCCUPATION(S)           IN FUND COMPLEX
DATE OF BIRTH             WITH THE FUNDS       TIME SERVED(3)     DURING PAST FIVE YEARS            SERVED BY OFFICER
----------------------------------------------------------------------------------------------------------------------------
 Roger Testin             Vice President       Indefinite         Vice President                    19
 1001 Warrenville Road                                            (August 2001 to Present),
 Suite 300                                                        First Trust Advisors;
 Lisle, IL 60532                               Since 2003         Analyst (1998 to 2001),
 DOB: 6/66                                                        Dolan Capital Management
-----------------------------------------------------------------------------------------------------------------------------

1   Mr. Bowen is deemed an "interested  person" of the Funds due to his position as President of First
    Trust Advisors L.P., investment adviser of the Funds.

2   Trustees are elected each year by shareholders and serve a one-year term until their successors  are elected. Officers of the Funds have an indefinite term.

3   Trustees and Officers were elected in 2003 for First Trust Value Line(R) Dividend Fund and First
    Trust/Four Corners Senior Floating Rate Income Fund. Trustees and Officers were elected in 2004 for the other Funds. Kristi A. Maher was elected Assistant Secretary  of all Funds on June 7, 2004.  W. Scott
    Jardine was appointed Chief Compliance Officer of all Funds on July 26, 2004.


        In addition to the Funds, the First Trust Fund Complex includes First Defined Portfolio Fund, LLC, an open-end management investment company advised by First Trust Advisors with 11 portfolios, First Trust Value Line(R) 100 Fund, and Energy Income and Growth Fund, closed-end funds also advised by First Trust Advisors.

        Messrs. Erickson, Nielson, Kadlec and Bowen are trustees of First Defined Portfolio Fund, LLC. Mr. Kadlec was appointed to the Board of Trustees of First Defined Portfolio Fund, LLC on March 8, 2004. Messrs. Bowen, Erickson, Nielson, Kadlec and Oster are Trustees of First Trust Value Line(R) 100 Fund, and Energy Income and Growth Fund(1). None of the Independent Trustees, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios, L.P., any sub-adviser or any of their affiliates. In addition, Mr. Bowen, executive officer of each Fund, and the other officers of the Funds, hold the same positions with First Defined Portfolio Fund, LLC, First Trust Value Line(R) 100 Fund, and Energy Income and Growth Fund, as they hold with the Funds.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUNDS BY EACH NOMINEE FOR ELECTION AS TRUSTEE

        The following table sets forth the dollar range and number of equity securities beneficially owned by the Trustees in each Fund and in other funds in the First Trust Fund Complex as of July 31, 2004:

___________________________
(1) Messrs. Bowen, Erickson, Nielson, Kadlec and Oster are also Trustees of First Trust/Fiduciary Asset Management Covered Call Fund, a closed-end fund advised by First Trust Advisors that has been organized but is not yet operating.

====================================================================================================================================
                              Dollar Range of Equity Securities in the Fund/(Number of Shares Held)
====================================================================================================================================

                                                                                                           Aggregate Dollar Range
                                           First       Macquarie/First                       First          of Equity Securities
                                        Trust/Four     Trust Global/       First           Trust/Four        in All Registered
                                          Corners      Infrastructure    Trust/Value         Corners        Investment Companies
                       First Trust    Senior Floating    Utilities    Line(R) & Ibbotson  Senior Floating   Overseen by Trustee in
                       Value Line(R)    Rate Income     Dividend &         Equity          Rate Income          Fund Complex/
Name of Trustee       Dividend Fund        Fund         Income Fund    Allocation Fund       Fund II       (Number of Shares Held)
===================================================================================================================================
James A. Bowen          $10,001-             0               0            $10,001-                              Over $100,000
                        $50,000                                           $50,000
                     (3,000 shares)                                    (1,250 shares)                           (6,750 shares)
-----------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson         0                0               0                0                 0                $1-$10,000

                                                                                                                (301 shares)
-----------------------------------------------------------------------------------------------------------------------------------
Thomas R. Kadlec        $10,000-                             0                0                 0             $50,001-$100,000
                        $50,000         $1-$10,000
                     (1,822 Shares)    (515 shares)                                                            (3,937 shares)
------------------------------------------------------------------------------------------------------------------------------------
Niel B. Nielson        $1-$10,000       $1-$10,000           0                0                 0              $10,000-$50,000

                      (201 shares)     (200 shares)                                                             (601 shares)
------------------------------------------------------------------------------------------------------------------------------------
David M. Oster          $10,000-             0           $10,000-         $10,000-              0             $50,001-$100,000
                        $50,000                          $50,000          $50,000
                     (1,006 shares)                   (1,017 shares)   (1,000 shares)                          (4,023 shares)
------------------------------------------------------------------------------------------------------------------------------------


        As of July 31, 2004, the Independent Trustees of each Fund and immediate family members do not own beneficially or of record any class of securities of an investment adviser, sub-adviser or principal underwriter of the Funds or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser, sub-adviser or principal underwriter of the Funds, nor did any Independent Trustee purchase or sell securities of First Trust Advisors, any sub-adviser or their parents, or subsidiaries.

        James A. Bowen purchased four limited partnership units of Grace Partners of DuPage L.P., the limited partner of First Trust Advisors L.P., from Kimberly Boyer on or about May 17, 2004 for a purchase price of $500,000 per unit. The units were purchased pursuant to exercise of an option previously granted.

        As of July 31, 2004, each Fund knows of no person who owns beneficially or of record 5% or more of each Fund's Shares. As of July 31, 2004, the Trustees and executive officers as a group beneficially owned the following number of shares of each Fund, which is less than 1% of each Fund's Shares outstanding.

                                                                                     COMMON      PREFERRED
                                                                                     SHARES       SHARES
FUND                                                                                  OWNED        OWNED
--------------------------------------------------------------------------------------------------------
First Trust Value Line(R)Dividend Fund                                               6,029           N/A
First Trust/Four Corners Senior Floating Rate Income Fund                              715             0
Macquarie/First Trust Global Infrastructure/ & Utilities Dividend & Income Fund      1,017           N/A
First Trust/Value Line(R)& Ibbotson Equity Allocation Fund                           2,250           N/A
First Trust/Four Corners Senior Floating Rate Income Fund II                             0           N/A
--------------------------------------------------------------------------------------------------------

        As of July 31, 2004, the Trustees and executive officer as a group beneficially owned 15,612 shares of funds in the First Trust Fund Complex (less than 1% of the shares outstanding).

COMPENSATION

        Effective June 7, 2004, the Trustees approved a revised compensation plan. Under the revised plan, each Fund pays each Trustee who is not an officer or employee of First Trust Advisors, any sub-adviser or any of their affiliates an annual retainer of $10,000 which includes compensation for all regular quarterly board meetings and regular committee meetings. No additional meeting fees are paid in connection with regular quarterly board meetings or regular committee meetings. Additional fees of $1,000 and $500 are paid to non-interested Trustees for special board meetings and non-regular committee meetings, respectively. These additional fees are shared by the Funds in the First Trust Fund complex that participate in the particular meeting and are not per Fund fees. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Trustees adopted the revised plan because the increase in the number of Funds in the First Trust complex had the effect of rapidly increasing their compensation under the previous arrangements. Prior to June 7, 2004, each Fund paid each Trustee not affiliated with First Trust Advisors, any sub-adviser or any of their affiliates an annual fee of $10,000 plus $1,000 as compensation for each board meeting (in-person or by electronic means) and $500 per committee meeting (in-person or by electronic means) attended. The Board of Trustees held five meetings of First Trust Value Line(R) Dividend Fund, six meetings of the First Trust/Four Corners Senior Floating Rate Income Fund, three meetings of the Macquarie/First Trust Global Infrastructure/ Utilities Dividend & Income, Fund, and one meeting each of the First Trust/Value Line(R) & Ibbotson Equity Allocation Fund and First Trust/Four Corners Senior Floating Rate Income Fund II during the fiscal year ended May 31, 2004. Each of the Trustees attended all of the meetings of the Funds. The aggregate fees and expenses paid to the Trustees by each Fund for the fiscal year ended May 31, 2004 (including reimbursement for travel and out-of-pocket expenses) amounted to the following:

                                                                                AGGREGATE FEES AND
FUND                                                                               EXPENSES PAID
--------------------------------------------------------------------------------------------------
First Trust Value Line(R) Dividend Fund                                              $62,870
First Trust/Four Corners Senior Floating Rate Income Fund                            $54,648
Macquarie/First Trust Global Infrastructure/ & Utilities Dividend & Income Fund      $ 6,101
First Trust/Value Line(R) & Ibbotson Equity Allocation Fund                          $ 4,000
First Trust/Four Corners Senior Floating Rate Income Fund II                         $ 4,000
--------------------------------------------------------------------------------------------------

        The following table sets forth certain information regarding the compensation of each Fund's Trustees for the fiscal year ended May 31, 2004. The Funds have no retirement or pension plans.

====================================================================================================================================
                                                               Estimated
                                              Estimated        Aggregate
                                              Aggregate      Compensation        Estimated          Estimated
                              Estimated      Compensation        From            Aggregate          Aggregate
                              Aggregate       From First    Macquarie/First    Compensation       Compensation
                            Compensation      Trust/Four     Trust Global       From First         From First
                             From First        Corners      Infrastructure/     Trust Value        Trust/Four           Total
                             Trust Value        Senior         Utilities          Line(R) &       Corners Senior     Compensation
                           Line(R) Dividend  Floating Rate    Dividend &     Ibbotson Equity     Floating Rate     from the Fund
     Name of Trustee            Fund         Income Fund      Income Fund     Allocation Fund    Income Fund II        Complex
====================================================================================================================================
 James A. Bowen                   0               0                0                  0                  0                0
-----------------------------------------------------------------------------------------------------------------------------------
 Richard E. Erickson           $19,000         $20,500          $16,500            $16,000            $16,000         $117,875
-----------------------------------------------------------------------------------------------------------------------------------
 Thomas R. Kadlec              $19,000         $20,500          $16,500            $16,000            $16,000         $101,000
-----------------------------------------------------------------------------------------------------------------------------------
 Niel B. Nielson               $19,000         $20,500          $16,500            $16,000            $16,000         $117,875
-----------------------------------------------------------------------------------------------------------------------------------
 David M. Oster                $19,000         $20,500          $16,500            $16,000            $16,000         $101,000
-----------------------------------------------------------------------------------------------------------------------------------


        The total compensation paid to Messrs. Erickson and Nielson, Independent Trustees of each Fund and Fund Complex for the fiscal year ended May 31, 2004 includes compensation for their services as Trustees to First Defined Portfolio Fund, LLC, First Trust Value Line(R) 100 Fund, Energy Income and Growth Fund and the Funds. For the fiscal year ended May 31, 2004, Mr. Oster was not a Trustee of First Defined Portfolio Fund, LLC and accordingly, his total compensation was based on compensation paid by First Trust Value Line(R) 100 Fund, Energy Income and Growth Fund and the Funds. On March 8, 2004, Mr. Kadlec was appointed as a Trustee of First Defined Portfolio Fund, LLC and accordingly, his total compensation for fiscal year ended May 31, 2004 was based on compensation paid by First Defined Portfolio Fund, LLC, First Trust Value Line(R) 100 Fund, Energy Income and Growth Fund and the Funds. The compensation for the Funds has been annualized to reflect compensation payable for a full fiscal year.

        The officers and the interested Trustee of each Fund receive no compensation from the Funds for serving in such capacity.


                                          COMMITTEES


  AUDIT COMMITTEE

        The Board of Trustees has an Audit Committee, which consists of Messrs. Erickson, Kadlec, Nielson and Oster, all of whom are "independent" as defined in the listing standards of the American Stock Exchange and New York Stock Exchange. The Audit Committee is responsible for overseeing each Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). The Audit Committee met four times during the fiscal year ended May 31, 2004, with all members present.

        In carrying out its responsibilities, the Audit Committee pre-approves all audit services for each Fund and permitted non-audit services (including the fees and terms thereof) to be performed for each Fund and the Adviser by Deloitte & Touche LLP, the Funds' independent registered public accounting firm ("independent auditors"), subject to the de minimis exceptions for non-audit services described in Section 10A of the 1934 Act and Rule 2-01 of Regulation S-X that the Audit Committee approves prior to the completion of the audit. The Chairman of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee. Any decisions by the Chairman to grant pre-approvals shall be presented to the full Audit Committee at the next regularly scheduled meeting.


AUDIT COMMITTEE REPORT

        The role of the Audit Committee is to assist the Board of Trustees in its oversight of each Fund's accounting and financial reporting process. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Trustees on March 8, 2004, a copy of which is attached as Exhibit A hereto. As set forth in the Charter, management of each Fund is responsible for maintaining appropriate systems for accounting and internal controls and the audit process. The Funds' independent auditors are responsible for planning and carrying out proper audits of the Funds' financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

        In performing its oversight function, at a meeting held on July 26, 2004, the Audit Committee reviewed and discussed with management and the independent auditors, Deloitte & Touche LLP ("Deloitte & Touche"), the audited financial statements of each Fund for the fiscal periods from the commencement of each Fund's operations through May 31, 2004, and discussed the audit of such financial statements with the independent auditors and management.

        In addition, the Audit Committee discussed with the independent auditors the accounting principles applied by each Fund and such other matters brought to the attention of the Audit Committee by the independent auditors required by Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently modified or supplemented. The Audit Committee also received from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, delineating relationships between the independent auditors and each Fund and discussed the impact that any such relationships may have on the objectivity and independence of the independent auditors.

        Members of each Fund's Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Funds for purposes of accounting, financial management or internal control functions. Moreover, the Audit Committee relies on, and makes no independent verification of, the facts presented and the representations made to it by Fund management and Deloitte & Touche. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Funds' financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

        At the organizational meetings of each Fund, the Fund's Audit Committee selected Deloitte & Touche as independent auditors for the Funds for the fiscal period ending May 31, 2004. Such selection was ratified by each Fund's sole shareholder. Deloitte & Touche has advised the Funds that, to the best of its knowledge and belief, as of July 26, 2004, Deloitte & Touche professionals did not have any direct or material indirect ownership interest in the Funds inconsistent with independent professional standards pertaining to auditors. It is expected that representatives of Deloitte & Touche will be present at the Meeting to answer any questions that may arise. The Funds' Audit Committee has selected Deloitte & Touche as independent auditors for the Funds for the fiscal period ending May 31, 2005. In reliance on Rule 32a-4 under the 1940 Act, each Fund is not seeking shareholder ratification of the selection of Deloitte & Touche as independent auditors.

        Based on its consideration of the Funds' audited financial statements and the discussions referred to above with Fund management and Deloitte & Touche, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Charter and discussed above, the Audit Committee recommended the inclusion of the Funds' audited financial statements for the period ended May 31, 2004 in each Fund's Annual Report dated May 31, 2004.

        Submitted by the Audit Committee of the Fund:
               Richard E. Erickson
               Thomas R. Kadlec
               Niel B. Nielson
               David M. Oster


INDEPENDENT AUDITORS' FEES

        Set forth in the table below are fees billed by Deloitte & Touche to each Fund and its Adviser for each Fund's fiscal period ended May 31, 2004:

                                                                  Audit Related                       All Other
                                                   Audit Fees         Fees            Tax Fees          Fees
===============================================================================================================
First Trust Value Line(R) Dividend Fund            $23,500               $0               $0             $0
---------------------------------------------------------------------------------------------------------------
First Trust/Four Corners Senior Floating Rate
Income Fund                                        $47,000           $2,500(1)            $0             $0
---------------------------------------------------------------------------------------------------------------
Macquarie/First Trust Global Infrastructure/
Utilities Dividend & Income Fund                   $15,500               $0               $0             $0
---------------------------------------------------------------------------------------------------------------
First Trust/Value Line(R) & Ibbotson Equity
Allocation Fund                                    $13,500               $0               $0             $0
---------------------------------------------------------------------------------------------------------------
First Trust/Four Corners Senior Floating Rate
Income Fund II                                     $14,500               $0               $0             $0
---------------------------------------------------------------------------------------------------------------
First Trust Advisors                                  N/A           $20,400(2)        $6,000(3)         N/A
---------------------------------------------------------------------------------------------------------------

1 These fees were for agreed upon procedures with respect to rating on the Preferred Shares.
2 These fees were for AIMR-PPS Verification services.
3 These fees were for tax return preparation.

All of the services in the table above were pre-approved by the Audit Committee.

OTHER COMMITTEES

        The Board of Trustees of the Funds has three other standing committees: the Executive Committee (and Dividend and Pricing Committee), the Nominating and Governance Committee and the Valuation Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by each Fund's Declaration of Trust and By-Laws. The members of the Executive Committee also serve as a special committee of the Board of Trustees known as the Dividend and Pricing Committee which is authorized to exercise all of the powers and authority of the Board in respect of the declaration and setting of dividends and the issuance and sale, through an underwritten public offering, of the shares of each Fund and all other such matters relating to such financing, including determining the price at which such shares are to be sold and approval of the final terms of the underwriting agreement, including approval of the members of the underwriting syndicate. Messrs. Bowen and Kadlec are members of the Executive Committee. The Executive Committee serving as the Dividend and Pricing Committee met a total of sixteen times during the fiscal year ended May 31, 2004. Each Fund's Executive Committee met to authorize the Fund's initial public offering of shares as well as for each dividend declaration.

        Each Fund's Nominating and Governance Committee (formerly the Nominating Committee) (the "Committee") is composed entirely of Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of each Fund and who are "Independent Trustees" within the meaning of the listing standards of the American and New York Stock Exchanges. Messrs. Erickson, Kadlec, Nielson and Oster are members of the Committee. The purpose of the Committee is to oversee matters related to the nomination of trustees and as necessary, the corporate governance of each Fund. The Committee is responsible for, among other things, seeking, identifying and nominating qualified candidates for election or appointment as trustees in the event of a vacancy, consistent with criteria approved by the Board, for the next annual meeting of shareholders; evaluating Board performance and processes; reviewing Board committee assignments; and, to the extent necessary or desirable, establishing corporate governance guidelines and procedures. The committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds' website at www.ftportfolios.com. The Committee did not meet during the fiscal year ended May 31, 2004.

        If there is no vacancy on the Board, the Board will not actively seek recommendations from other parties, including shareholders. When a vacancy on the Board occurs, the committee may seek recommendations for candidates from those sources it deems appropriate in its discretion, including shareholders of the Funds. The Committee may retain a search firm to identify candidates. Shareholders of the Funds who wish to recommend a person for nomination as a candidate for a position on the Funds' Board should mail such recommendation to the Funds, attention W. Scott Jardine, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532. Recommendations must include (a) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (b) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth; (c) names and addresses of at least three professional references for the candidate; (d) information as to whether the candidate is an "interested person" (as such term is defined in the 1940 Act) and such other information that may be considered to impair the candidate's independence; and (e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Committee is accepting recommendations, the recommendation will be forwarded to the Chairperson of the Committee and outside counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Committee is accepting recommendations at which point they may be considered for nomination.

        In recruiting new trustees, the Committee seeks to recruit and retain qualified independent trustees of high integrity, whose skills and experience will enhance the Board's ability to effectively represent the interests of the Funds' shareholders and oversee the wide range of regulatory and business issues affecting the Funds. A candidate for trustee must meet certain basic requirements, including relevant skills and experience, time availability and if qualifying as a non- "interested person" candidate, independence from the Funds, investment adviser or other service providers. The qualifications of a particular candidate, however, may vary depending on the current composition of the Board and the mix of skills and backgrounds of the incumbent trustees since the Committee seeks to establish an effective Board with an appropriate range of skills and experience, in the aggregate. In addition to relevant skills and experience, all candidates must possess high standards of personal integrity that are assessed on the basis of personal interviews, recommendations, or direct knowledge by Committee members. The review process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. Under no circumstances shall the Committee evaluate persons recommended by a shareholder of the Funds on a basis substantially different than that used for other persons recommended for the same election or appointment of trustees. The Committee reserves the right to make the final selection regarding the nomination of any trustees.

        The Valuation Committee is responsible for the oversightof thepricing procedures of the Funds. Messrs. Erickson, Kadlec and Oster are members of the Valuation Committee. The Valuation Committee did not meet during the fiscal year ended May 31, 2004.


ATTENDANCE AT ANNUAL SHAREHOLDER MEETINGS

        The policy of the Board relating to attendance by Trustees at annual meetings of the Funds is contained in the Funds' Nominating and Governance Committee Charter, which is posted on the Funds' website at www.ftportfolios.com.


INVESTMENT ADVISER AND ADMINISTRATOR

        First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, serves as the Funds' investment adviser. Four Corners Capital Management, LLC, 633 W. Fifth Street, 49th Floor, Los Angeles, CA 90071, serves as the investment sub-adviser to the First Trust/Four Corners Senior Floating Rate Income Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, and First Trust/Four Corners Senior Floating Rate Income Fund II. Macquarie Infrastructure Fund Adviser, LLC, 600 5th Avenue, 21st Floor, New York, NY 10020, serves as the investment sub-adviser to the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund.

        PFPC acts as the Funds' administrator and accounting agent and is located at 101 Federal Street, 6th Floor, Boston, Massachusetts 02110. PFPC is a leading provider of full service mutual fund shareholder and record keeping services. In addition to its mutual fund transfer agent and record keeping service, PFPC provides complimentary services through its own subsidiary business units.


SECTION 30(h) AND SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Funds' officers and Trustees, certain persons affiliated with First Trust Advisors, and any sub-adviser and persons who beneficially own more than 10% of each Fund's Shares to file reports of ownership and changes of ownership with the SEC, the American Stock Exchange and the New York Stock Exchange and to furnish the Funds with copies of all Section 16(a) forms they file. Except as disclosed below, based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, the Funds believe that during the fiscal year ended May 31, 2004, all such filing requirements applicable to such persons were met. With respect to First Trust Value Line(R) Dividend Fund, David McGarel, Senior Vice President of First Trust Advisors, filed one Form 4 seven days late in connection with one transaction of common shares of First Trust Value Line(R) Dividend Fund, on April 20, 2004. In addition, with respect to Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Ronald G. Palmer, Jr., Chief Operations Officer of Macquarie Infrastructure Fund Adviser, LLC, filed Form 3 late on May 5, 2004.


SHAREHOLDER PROPOSALS

        To be considered for presentation at the annual meetings of shareholders of the Funds to be held in 2005, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, not later than May 12, 2005. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than July 15, 2005. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.


SHAREHOLDER COMMUNICATIONS

        Shareholders of a Fund who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.


FISCAL YEAR

        Each Fund's first fiscal year end was May 31, 2004.

ANNUAL REPORT DELIVERY

        Annual reports will be sent to shareholders of record of each Fund following the Funds' fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 or by calling 1-800-988-5891.

        Please note that only one annual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above.


GENERAL

        A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Funds, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

        Failure of a quorum to be present at the Meeting will necessitate adjournment and will subject the Funds to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under the Funds' By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting.


                    OTHER MATTERS TO COME BEFORE THE MEETING

        No business other than the matters described above is expected to come before the Meetings, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of a Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Funds.


August 13, 2004


--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER


I.     PURPOSE.

        The Audit Committee (the "Committee ") is appointed by the Boards of Trustees (the "Boards ") of investment companies (the "Funds ") advised by First Trust Advisors L.P. ("Fund Management") for the following purposes:

        A. to oversee the accounting and financial reporting processes of the Fund and its internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers;

        B. to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof;

        C. to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal controls and independent audits; and

        D. to approve, prior to the appointment, the engagement of the Fund's independent auditor and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditor.


II.    COMMITTEE ORGANIZATION AND COMPOSITION.

        A. Size and Membership Requirements (applicable to closed-end funds advised by First Trust Advisors L.P.).

        1. The Committee shall be composed of at least three members, all of whom shall be trustees of the Funds. Each member of the Committee, and a Committee chairperson, shall be appointed by the Board on the recommendation of the Nominating and Governance Committee.

        2. Each member of the Committee shall be independent of the Fund and must be free of any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a Committee member. In particular, each member must meet the independence and experience requirements of the New York Stock Exchange, the American Stock Exchange, Section I OA of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 1 OA-3 thereunder, and other applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Included in the foregoing is the requirement that no member of the Committee be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

        3. At least one member of the Committee shall have been determined by the Board, exercising its business judgment, to qualify as an "audit committee financial expert" as defined by the SEC.

                                      A-1

        4. Each member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially literate" as required by the New York Stock Exchange. In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to have "accounting or financial management expertise," as required by the New York Stock Exchange. Such member may, but need not be, the same person as the Committee's "audit committee financial expert."

       B.      Frequency of Meetings.

      The Committee will ordinarily meet once for every regular meeting of the Board. The Committee may meet more or less frequently as appropriate, but no less than twice per year.

       C.      Term of Office.

       Committee members shall serve until they resign or are removed or replaced by the Board.


III.   RESPONSIBILITIES.

        A.     With respect to Independent Auditors:

        1. The Committee shall be responsible for the appointment or replacement (subject if applicable, to Board and/or shareholder ratification), compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds ("External Auditors "). The External Auditors shall report directly to the Committee.

        2. The Committee shall meet with the External Auditors and Fund Management to review the scope, fees, audit plans and staffing of the proposed audits for each fiscal year. At the conclusion of the audit, the Committee shall review such audit results, including the External Auditor's evaluation of the Fund's financial and internal controls, any comments or recommendations of the External Auditors, any audit problems or difficulties and Fund Management's response, including any restrictions on the scope of the External Auditor's activities or on access to requested information, any significant disagreements with Fund Management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

        3. The Committee shall meet with the External Auditors in the absence of Fund Management, as necessary.

        4. The Committee shall pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund by its External Auditors. The Chairman of the Committee is authorized

                                      A-2

to give such pre-approvals on behalf of the Committee, and shall report any such pre-approval to the full Committee.

        5. The Committee shall approve the External Auditor's engagements for non-audit services with the Fund Management (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X.

        6. If the External Auditor has provided non-audit services to Fund Management (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to the de minimis exception, the Committee shall consider whether the provision of such non-audit services is compatible with the External Auditor's independence.

        7. The Committee shall obtain and review a report from the External Auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Fund consistent with Independent Standards Board Standard I as may be amended, restated, modified or replaced) regarding (a) the External Auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) the External Auditor's independence, including all relationships between the External Auditors and the Fund and its affiliates; and evaluating the qualifications, performance and independence of the External Auditor, including their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of management and discussing such reports with the External Auditors. The Committee shall present its conclusions with respect to the External Auditor to the Board.

         8. The Committee shall review reports and other information provided to it by the External Auditors regarding any illegal acts that they should discover (whether or not perceived to have a material effect on the Fund's financial statements), in accordance with and as required by Section I OA(b) of the Exchange Act.

         9. The Committee shall ensure the rotation of the lead (or concurring) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

         10. The Committee shall establish and recommend to the Board for ratification a policy of the Fund the hiring of employees or former employees of the External Auditor who participated in the audits of the Funds' financial statements by the Fund or Fund Management.

                                      A-3

        11. The Committee shall take (and, where appropriate, recommend that the Board take) appropriate action to oversee the independence of the External Auditor.

        12. The Committee shall report regularly to the Board on the results of the activities of the Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements, the performance and independence of the Funds' External Auditors, or the performance of the internal audit function, if any.

        B.      With respect to Fund Financial Statements:

        1. The Committee shall review and discuss with Fund Management and the External Auditors the annual audited financial statements and periodic financial statements of the Fund, major issues regarding accounting and auditing principles and. practices, and the Fund's disclosures in its periodic reports under "Management's Discussion and Analysis."

        2. The Committee shall review and discuss reports, both written and oral, from the External Auditors or Fund Management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles for policies and practices that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the External Auditors; (c) other material written communications between the External Auditors and management, such as any management letter or schedule of unadjusted differences; and (d) all non-audit services provided to any entity in the investment company complex (as defined in Rule 2-01 of Regulation S-X) that were not pre-approved by the Committee.

        3. The Committee shall review disclosures made to the Committee by the Fund's principal executive officer and principal financial officer during their certification process for the Fund's periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Fund's internal controls.

        4. The Committee shall discuss with the External Auditors the matters required to be discussed by Statement of Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS 61, Communication with Audit Committees), that arise during the auditor's review of the Fund's financial statements.

        5. The Committee shall review and discuss with management and the External Auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies, and (b) analyses prepared by Fund Management or the External Auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

                                      A-4

        6. The Committee shall review and discuss with management and the External Auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

        7. The Committee shall receive and review periodic reports (including a formal written statement delineating all relationships between the auditors and the Funds, consistent with the Independence Standards Board Standard 1) from the firms of External Auditors regarding their independence, their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review.

        8. The Committee shall discuss with Fund Management the Fund's press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Committee shall be authorized to have these discussions with management on behalf of the Committee.

        9. The Committee shall discuss with Fund Management the Funds' major financial risk exposures and the steps Fund Management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Committee may, as applicable, review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

        C.      With respect to serving as a Qualified Legal Compliance
Committee:

        I. The Committee shall serve as the Fund's "qualified legal compliance committee" ("QLCC ") within the meaning of the rules of the SEC and, in that regard, the following shall apply.

        i. The Committee shall receive and retain, in confidence, reports of evidence of a (a) material violation of any federal or state securities laws,
(b) a material breach of a fiduciary duty arising under any federal or state laws or (c) a similar material violation of any federal or state law by the Fund or any of its officers, trustees, employees or agents (a "Report of Material Violation "). Reports of Material Violation may be addressed to the Funds, attention W. Scott Jardine, at the address of the principal offices of the Funds, which currently is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

        ii. Upon receipt of a report of a Report of Material Violation, the Committee shall (a) inform the Fund's chief legal officer and chief executive officer (or the equivalents thereof) of the report (unless the Committee determines it would be futile to do so), and (b) determine whether an investigation is necessary.

        iii. After considering the Report of a Material Violation, the Committee shall do the following if it deems an investigation necessary:

        o       Notify the full Board;

        o Initiate an investigation, which may be conducted either by the chief legal officer (or the equivalent thereof)

                                      A-5

                of the Fund or by outside attorneys; and

        o Retain such additional expert personnel as the Committee deem necessary.


        iv.    At the conclusion of any such investigation, the Committee shall:

               o Recommend, by majority vote, that the Fund implement an appropriate response to evidence of a material violation; and

               o Inform the chief legal officer and the chief executive officer (or the equivalents thereof) and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

        2. The Committee shall take all other action that it deems appropriate in the event that the Fund fails in any material respect to implement an appropriate response that the Committee, as the QLCC, has recommended the Fund take.

        D.     Other Responsibilities:

        1. The Committee shall receive, retain and handle complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters from any person, whether or not an employee of the Fund or Fund Management, and shall receive submissions of concerns regarding questionable accounting or auditing matters by employees of the Fund and Fund Management, administrator, principal underwriter, or any other provider of accounting-related services for the Funds. All such complaints and concerns shall be handled in accordance with the Committee's procedures for operating as a QLCC, outlined in III.C above.

        2. The Committee shall review, with fund counsel and independent counsel to the Board, any legal matters that could have significant impact on the Fund's financial statements or compliance policies and the findings of any examination by a regulatory agency as they relate to financial statement matters.

        3. The Committee shall review and reassess the adequacy of this charter on an annual basis, if necessary, and provide a recommendation to the Board for approval of any proposed changes deemed necessary or advisable by the Committee.

        4. The Committee shall evaluate on an annual basis the performance of the Committee.

        5. The Committee shall review with the External auditors and with Fund Management the adequacy and effectiveness of the Fund's internal accounting and financial controls.

        6. The Committee shall discuss with Fund Management and the External Auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Funds' financial statements or accounting policies.

                                      A-6

        7. The Committee shall obtain any reports from Fund Management with respect to the funds' policies and procedures regarding compliance with applicable laws and regulations. The Committee shall perform other special reviews, investigations or oversight functions as requested by the Board and shall receive and review periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

        8. The Committee shall prepare any report of the Committee required to be included in a proxy statement for the Fund.

        9. The Committee may request any officer or employee of the Fund or Fund Management, counsel to the independent trustees, the Fund's outside counsel and External Auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

        10. The Committee shall perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers.


IV. AUTHORITY TO ENGAGE ADVISERS.

        The Committee may engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Committee may request any officer or employee of the Fund, First Trust Advisors, the Fund's External Auditors or outside counsel to attend a meeting of the Committee or to meet with any members of, or, consultants to, the Committee. The Fund's External Auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.


V.      FUNDING PROVISIONS.

        A.     The Committee shall determine the:

        1. Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; and

        2.     Compensation to any advisers employed by the Committee.

        B. The expenses enumerated in this Article V and all necessary and appropriate administrative expenses of the Committee shall be paid by the Fund or Fund Management.


VI.     MANAGEMENT AND EXTERNAL AUDITOR'S RESPONSIBILITIES.

        A. Fund Management has the primary responsibility for establishing and maintaining systems for accounting, reporting, disclosure and internal controls. The External Auditor has the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each External Auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Committee. The External Auditor's ultimate accountability is to the Board and the Committee, as representatives of shareholders.

                                      A-7

        B. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Nor is it the duty of the Committee to assure compliance with laws and regulations and/or the Funds' Code of Ethics.

        C. In discharging its responsibilities, the Committee and its members are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund; (2) legal counsel, public accountants, or other persons as to matters the trustee reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the trustee is not a member.

                     This page is intentionally left blank.

                     This page is intentionally left blank.

                                   DETACH HERE                           ZFTGI2

                                     PROXY

                  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/
                       UTILITIES DIVIDEND & INCOME FUND

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES
                        ANNUAL MEETING ON SEPTEMBER 13, 2004

The undersigned holder of shares of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley and James A. Bowen as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, IL 60532, at 10:00 a.m. Central time on the date indicated above, and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated August 13, 2004, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

--------------------------------------------------------------------------------
         PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?
___________________________________          ________________________________
___________________________________          ________________________________
___________________________________          ________________________________

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/
UTILITIES DIVIDEND & INCOME FUND
C/O PFPC INC.
P.O. BOX 8586
EDISON, NJ 08818-8586






                                   DETACH HERE                           ZFTGI1

[X] Please mark                                                        |   3796
    votes as in                                                        |
    this example.                                                      --------


This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH NOMINEE SET FORTH.
1. To elect five Trustees by holders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, voting separately as a single class.

     (01)  James A. Bowen         (04)  Thomas R. Kadlec
     (02)  Richard E. Erickson    (05)  David M. Oster
     (03)  Neil B. Nielson

                  FOR                         WITHHOLD
                  ALL    [  ]         [  ]    FROM ALL
               NOMINEES                       NOMINEES


         [  ] __________________________________________
         INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided above.


                        Mark box at right if an address change or comment
                        has been noted on the reverse side of this card.    [  ]

                        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE
                        ENCLOSED ENVELOPE.

                        NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.


Signature:_______________ Date:_______    Signature:_______________ Date:_______